Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 88

Quality Dividend Strategy, Series 20

Growth at a Reasonable Price Strategy, Series 16

Supplement to the Prospectus

As a result of a previously announced spinoff, your Trust's portfolio will receive one share of FedEx Freight Holding Company, Inc. common stock for every two shares of FedEx Corp. common stock held as of the close of business on May 15, 2026, the record date. Following the completion of this spinoff, your Trust's portfolio will hold, and will continue to purchase, shares of both FedEx Freight Holding Company, Inc. and FedEx Corp.

Supplement Dated: June 1, 2026